INVESTOR PRESENTATION

THIRD QUARTER 2019

BANKING **BEYOND** EXPECTATIONS

Forward-Looking Statements

When used in this presentation, and in any other oral statements made with the approval of an authorized executive officer, the words or phrases “may,” “could,” “should,” “hope,” “might,” “believe,” “expect,” “plan,” “assume,” “intend,” “estimate,” “anticipate,” “project,” “likely,” or similar expressions are intended to identify “forward-looking statements” within the meaning of such term in the Private Securities Litigation Reform Act of 1995. Such statements are subject to risks and uncertainties, including among other things: (i) Competitive pressures among depository and other financial institutions nationally and in our market areas may increase significantly. (ii) Adverse changes in local, national or international economic and business conditions, could increase credit-related losses and expenses and/or limit growth. (iii) Increases in defaults by borrowers and other delinquencies could result in increases in our provision for losses on loans and related expenses. (iv) Our inability to manage growth effectively, including the successful expansion of our customer support, administrative infrastructure and internal management systems, could adversely affect our results of operations and prospects. (v) Fluctuations in interest rates and market prices could reduce our net interest margin and asset valuations and increase our expenses. (vi) Changes in legislative or regulatory requirements applicable to us and our subsidiaries could increase costs, limit certain operations and adversely affect results of operations. (vii) Changes in tax requirements, including tax rate changes, new tax laws and revised tax law interpretations may increase our tax expense or adversely affect our customers' businesses. (viii) Fraud, including client and system failure or breaches of our network security, including with respect to our internet banking activities, could subject us to increased operating costs and other liabilities. (ix) Failure to comply with applicable Small Business Administration ("SBA") regulations in order to maintain the eligibility of the guaranteed portion of SBA loans could lead to significant losses from denial of the guaranty. These risks could cause actual results to differ materially from what FBIZ has anticipated or projected. These risk factors and uncertainties should be carefully considered by our shareholders and potential investors. See Item 1A “RISK FACTORS” in our Annual Report on Form 10-K for the year ended December 31, 2018, as well as elsewhere in our other documents filed with the Securities and Exchange Commission, for discussion relating to risk factors impacting FBIZ. Investors should not place undue reliance on any such forward-looking statement, which speaks only as of the date on which it was made. The factors described within the filings could affect our financial performance and could cause actual results for future periods to differ materially from any opinions or statements expressed with respect to future periods. Where any such forward-looking statement includes a statement of the assumptions or bases underlying such forward-looking statement, FBIZ cautions that, while its management believes such assumptions or bases are reasonable and are made in good faith, assumed facts or bases can vary from actual results, and the differences between assumed facts or bases and actual results can be material, depending on the circumstances. Where, in any forward-looking statement, an expectation or belief is expressed as to future results, such expectation or belief is expressed in good faith and believed to have a reasonable basis, but there can be no assurance that the statement of expectation or belief will be achieved or accomplished. FBIZ does not intend to, and specifically disclaims any obligation to, update any forward-looking statements.

Table of Contents

COMPANY OVERVIEW

Company Profile


First Business Bank Center

FBIZ BANKING[1]

$2.1 Billion
IN TOTAL ASSETS

FBIZ TRUST

$1.8 Billion
IN ASSETS UNDER MANAGEMENT & ADMINISTRATION

Headquarters: Madison, WI

Mission: Build long-term shareholder value as an entrepreneurial financial services provider to businesses, executives, and high net worth individuals

- Experienced leadership
- Entrepreneurial management style
- Insider ownership of 5%[2]
- Business-focused model
- Efficient and highly scalable banking model with limited branch network
- Client relationship focus with high touch service

1. Consists of all on-balance sheet assets for First Business Financial Services, Inc. on a consolidated basis.
2. Data as of March 4, 2019. Insider ownership consists of shares beneficially owned by directors and executive officers.

Evolution of Success

Aligned with the Financial Needs of Our Niche Client Base


Business Banking Services
Asset-based Lending
Equipment Finance
Company Retirement Plan Services
Private Wealth Services
Accounts Receivable Financing
SBA Lending
Vendor Finance
Bank Consulting
1990
1995
1998
2000
2001
2006
2012
2014
2018
Madison
Milwaukee
Northeast Wisconsin
Kansas City

Evolution of Success

Aligned with the Financial Needs of Our Niche Client Base


BUSINESS BANKING
Commercial Lending
Treasury Management
Company Retirement Plans
SPECIALTY FINANCE
SBA Lending
Asset-based Lending
Equipment Finance
Vendor Finance
Receivable Financing
First Business
PRIVATE WEALTH
Private Banking
Investment Management
Financial Planning
Trust & Estate Administration


GROWING OR MANAGING A BUSINESS
SBA
RECEIVABLE FINANCING
ASSET-BASED LENDING
TREASURY MANAGEMENT
LEADING AN ESTABLISHED BUSINESS
TREASURY MANAGEMENT
COMMERCIAL LENDING
EQUIPMENT FINANCE
VENDOR FINANCE
ASSET-BASED LENDING
COMPANY RETIREMENT PLANS
INVESTMENT MANAGEMENT
BUILDING AND MANAGING WEALTH
PRIVATE BANKING
FINANCIAL PLANNING
INVESTMENT MANAGEMENT/ ACCUMULATION
ENJOYING RETIREMENT
INVESTMENT MANAGEMENT/ DISTRIBUTION
TRUST & ESTATE ADMINISTRATION

Leadership Team

Experienced team trained at large, complex institutions



Corey A. Chambas
PRESIDENT AND CEO



Edward G. Sloane Jr.
CHIEF FINANCIAL OFFICER



David R. Seiler
CHIEF OPERATING OFFICER



Michael J. Losenegger
CHIEF CREDIT OFFICER



Barbara McCarty Conley
GENERAL COUNSEL



Jodi A. Chandler
CHIEF HUMAN RESOURCES OFFICER



Mark J. Meloy
CEO OF FIRST BUSINESS BANK



Daniel S. Ovokaitys
CHIEF INFORMATION OFFICER



Brendan W. Freeman
PRESIDENT OF FIRST BUSINESS TRUST AND INVESTMENTS



Peter J. Lowney
PRESIDENT OF FIRST BUSINESS CAPITAL CORP.

QUARTERLY UPDATE

BANKING **BEYOND** EXPECTATIONS

Quarterly Update

Average Loan Growth Supported by Strong In-Market Deposit Growth



$2,000
$1,750
$1,500
$1,250
$1,000
$750
$500
$ (Millions)
78.00%
76.00%
74.00%
72.00%
70.00%
68.00%
66.00%
64.00%
62.00%
60.00%
$1,602
$1,065
$1,694
$1,246
$1,731
$1,298
Q3 2018
Q2 2019
Q3 2019
Avg Gross Loans & Leases
Avg In-Market Deposits
In-Market Deposit Ratio[1]

1. In-Market Deposit Ratio is defined as in-market deposits/total bank funding. Average In-Market Deposits represents transaction accounts plus non-transaction accounts. Total bank funding represents total deposits plus FHLB advances.

Quarterly Update

Robust and Diversified Fee Income Reaches Long-Term Goal of 25% of Top Line Revenue



$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$ (Thousands)
30.00%
29.00%
28.00%
27.00%
26.00%
25.00%
24.00%
23.00%
22.00%
21.00%
20.00%
4,871
5,805
5,792
Q3 2018
Q2 2019
Q3 2019
Total Non Interest Income
% of Top Line Revenue
Long Term Target

Quarterly Update

Asset Quality Improvement Continues



$40.0
$30.0
$20.0
$10.0
$0.0
$ (Millions)
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
$32.1
$28.5
$25.7
Q3 2018
Q2 2019
Q3 2019
Non-Performing Assets
NPA/Total Assets

Quarterly Update

Operating Efficiency Trends



Net Interest Income
$ (Millions)
$18
$16
$14
$12
$10
$1.4
$1.2
$1.1
$15.7
$15.7
$15.7
Q3 2018
Q2 2019
Q3 2019
Pure Net Interest Income [1]
Fees in Lieu of Interest [2]



Non-Interest Income
$ (Millions)
$6.0
$5.5
$5.0
$4.5
$4.0
$3.5
$3.0
$4.9
$5.8
$5.8
Q3 2018
Q2 2019
Q3 2019



Efficiency Ratio [1]
75.00%
70.00%
65.00%
60.00%
55.00%
50.00%
69.55%
67.41%
66.41%
Q3 2018
Q2 2019
Q3 2019



Operating Expense [1]
$ (Millions)
16.0
15.5
15.0
14.5
14.0
13.5
13.0
$15.3
$15.3
$15.0
Q3 2018
Q2 2019
Q3 2019

1. "Pure Net Interest Income", "Operating Expense", and "Efficiency Ratio" are a non-GAAP measurements. See appendix for non-GAAP reconciliation schedules.
2. "Fees in Lieu of Interest" is defined as prepayment fees, asset-based loan fees, and non-accrual interest.

Quarterly Update

Operating Fundamentals Demonstrate Earnings Power



Q3 2019 impacted by one-time costs totaling $308,000 related to the decision to exercise call options on sub debt and brokered CDs
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
$ (Millions)
$6.4
$7.7
Q3 2017
Q4 2017
Q1 2018
Q2 2018
Q3 2018
Q4 2018
Q1 2019
Q2 2019
Q3 2019
Operating Expense
Pure Net Interest Income 1
Trust Fee Income
Other Fee Income
Service Charges on Deposits
Fees in Lieu of Interest 3
Gain on Sale of SBA Loans
Swap Fees
Net Tax Credits 2
Net Operating Income 1

Note: Net interest income is the sum of "Pure Net Interest Income" and "Fees in Lieu of Interest". Non-interest income is the sum of "Trust Fee Income", "Other Fee Income", "Service Charges", "SBA Gains", and "Swap Fees".

1. "Pure Net Interest Income" and "Net Operating Income" are non-GAAP measurements. See appendix for non-GAAP reconciliation schedules.
2. "Net Tax Credits" represent managements estimate of the after-tax contribution related to the investment in tax credits as of the reporting period disclosed.
3. "Fees in Lieu of Interest" is defined as prepayment fees, asset-based loan fees, and non-accrual interest.

Quarterly Update

Vendor Financing Program Provides Stable Growth and Strong Yields

Vendor Financing Program Mission:

Partner with vendors who operate within distinct vertical market segments making First Business the financing choice to accelerate the sale of equipment to their customers.

Market Segments


SPECIALTY VEHICLES
HEALTH CARE PROVIDERS
VETERINARIAN PRACTICES
PRINTING & GRAPHIC ARTS
INFORMATION TECHNOLOGY

Quarterly Update

Vendor Financing Program Provides Stable Growth and Strong Yields


Portfolio Analysis
$45.0
$40.0
$35.0
$30.0
$25.0
$20.0
$15.0
$10.0
Millions
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
12/18 1/19 2/19 3/19 4/19 5/19 6/19 7/19 8/19 9/19
Average Gross Loans
Average Yield

- Provides small ticket (generally < $250,000) equipment financing throughout the United States.
- Efficiency created through:
  - Custom built front end processing system.
  - Proprietary credit scoring model provides consistency and efficiency in underwriting.

INVESTMENT RATIONALE

First Business

Investment Rationale

- 2019 TOTAL SHAREHOLDER RETURN OUTPERFORMS PEER GROUP
- P/E MULTIPLE AT A DISCOUNT TO PEER GROUP
- DIVIDEND YIELD HIGHER THAN PEER GROUP
- COMPETITIVE ADVANTAGE DRIVEN BY NICHE FOCUS
- DIVERSIFIED MARGIN AND FEE REVENUE
- SCALABLE FRANCHISE POSITIONED FOR SUSTAINABLE GROWTH

Total Shareholder Return Outperforms Peer[1]


2019 Total Shareholder Return
30%
25%
20%
15%
10%
5%
0%
-5%
-10%
-15%
-20%
FBIZ
Peer Group Median
S&P 500

Source: S&P Global Market Intelligence. Total shareholder return represents data from 1/2/2019 to 9/30/2019.

1. American National Bankshares Inc. (AMNB), Bridgewater Bancshares, Inc. (BWB), Civista Bancshares, Inc. (CIVB), Codorus Valley Bancorp, Inc. (CVLY), Community Bankers Trust Corporation (ESXB), Community Financial Corporation (TCFC), First Community Corporation (FCCO), First Guaranty Bancshares, Inc. (FGBI), FVCBankcorp, Inc. (FVCB), Investar Holding Corporation (ISTR), Level One Bancorp, Inc. (LEVL), Macatawa Bank Corporation (MCBC), Mackinac Financial Corporation (MFNC), Malvern Bancorp, Inc. (MLVF), Mercantile Bank Corporation (MBWM), Mid Penn Bancorp, Inc. (MPB), Nicolet Bankshares, Inc. (NCBS), Old Line Bancshares, Inc. (OLBK), Old Second Bancorp, Inc. (OSBC), Peoples Financial Services Corp. (PFIS), People's Utah Bancorp (PUB), Stock Yards Bancorp, Inc. (SYBT), West Bancorporation, Inc. (WTBA)

P/E Multiple at a Discount to Peer Group [1]



P/E Trend
15x
14x
13x
12x
11x
10x
9x
8x
Sep-18
Oct-18
Nov-18
Dec-18
Jan-19
Feb-19
Mar-19
Apr-19
May-19
Jun-19
Jul-19
Aug-19
Sep-19
FBIZ-US
Peer Group Median

Source: S&P Global Market Intelligence. P/E Trend represents price to next twelve months EPS.

1. American National Bankshares Inc. (AMNB), Bridgewater Bancshares, Inc. (BWB), Civista Bancshares, Inc. (CIVB), Codorus Valley Bancorp, Inc. (CVLY), Community Bankers Trust Corporation (ESXB), Community Financial Corporation (TCFC), First Community Corporation (FCCO), First Guaranty Bancshares, Inc. (FGBI), FVCBankcorp, Inc. (FVCB), Investar Holding Corporation (ISTR), Level One Bancorp, Inc. (LEVL), Macatawa Bank Corporation (MCBC), Mackinac Financial Corporation (MFNC), Malvern Bancorp, Inc. (MLVF), Mercantile Bank Corporation (MBWM), Mid Penn Bancorp, Inc. (MPB), Nicolet Bankshares, Inc. (NCBS), Old Line Bancshares, Inc. (OLBK), Old Second Bancorp, Inc. (OSBC), Peoples Financial Services Corp. (PFIS), People's Utah Bancorp (PUB), Stock Yards Bancorp, Inc. (SYBT), West Bancorporation, Inc. (WTBA)

Dividend Yield Above Peer Group Average[1]

On January 25, 2019, FBIZ Announced 7th Consecutive Annual Dividend Increase


Dividend Yield Trend
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
Sep-18
Oct-18
Nov-18
Dec-18
Jan-19
Feb-19
Mar-19
Apr-19
May-19
Jun-19
Jul-19
Aug-19
Sep-19
FBIZ-US
Peer Group Median

Source: S&P Global Market Intelligence. Dividend Yield represents the most recently announced regular dividend, annualized and expressed as a percent of the security's price.

1. American National Bankshares Inc. (AMNB), Bridgewater Bancshares, Inc. (BWB), Civista Bancshares, Inc. (CIVB), Codorus Valley Bancorp, Inc. (CVLY), Community Bankers Trust Corporation (ESXB), Community Financial Corporation (TCFC), First Community Corporation (FCCO), First Guaranty Bancshares, Inc. (FGBI), FVCBankcorp, Inc. (FVCB), Investar Holding Corporation (ISTR), Level One Bancorp, Inc. (LEVL), Macatawa Bank Corporation (MCBC), Mackinac Financial Corporation (MFNC), Malvern Bancorp, Inc. (MLVF), Mercantile Bank Corporation (MBWM), Mid Penn Bancorp, Inc. (MPB), Nicolet Bankshares, Inc. (NCBS), Old Line Bancshares, Inc. (OLBK), Old Second Bancorp, Inc. (OSBC), Peoples Financial Services Corp. (PFIS), People's Utah Bancorp (PUB), Stock Yards Bancorp, Inc. (SYBT), West Bancorporation, Inc. (WTBA)

Competitive Advantage Driven by Niche Business and Client-Centric Focus

VALUE-ADDED EVENTS

Manufacturing First
First Business Invitational for Charity
Tech First
Commercial Real Estate Seminars
Nonprofit Events
Business Succession Seminars
Business Seminars

INDUSTRY PRACTICE GROUPS

- Commercial Real Estate
- Manufacturing
- Food & Beverage
- Logistics
- Health/Professional Services
- Tech
- Nonprofit

Diversified Margin and Fee Revenue

Margin and fee revenue diversification driven by suite of commercial products and services

Average Gross Loan and Lease Mix



27%
26%
19%
11%
8%
4%
3%
2%
Commercial Lending - CRE NOO
Commercial Lending - Other [1]
Commercial Lending - C&I
Commercial Lending - CRE OO
Asset-Based Lending
Equipment Financing
SBA Lending
Factoring

Fee Revenue Sources



36%
33%
15%
11%
4%
1%
Trust / Private Wealth [2]
Commercial Lending
Treasury
SBA Lending [3]
Asset-Based Lending
Equipment Finance
Factoring = <1%

Note: Average balance and fee revenue data is for the three months ended September 30, 2019.

1. Commercial Lending - Other primarily represents land development, construction and multi-family loans.
2. Trust / Private Wealth represents total trust and investment services fee income.
3. SBA Lending represents gain on the sale of SBA loans, SBA packaging fees and SBA servicing fees.

Scalable Franchise Positioned for Sustainable Growth

- Organic growth remains the foundation for the future
- Progress in reducing credit risk in SBA legacy portfolio will position us for future success despite some potential short-term credit costs
- Significant commercial loan growth opportunity with launch of equipment finance vendor program in late 2018
- Demonstrated ability to grow in-market deposits commensurate with robust loan growth
- SBA client acquisition strategy represents both short-term and long-term earnings catalyst
- Opportunity to increase market share in Kansas City, Northeast Wisconsin and Milwaukee regions

STRATEGIC PLAN

BANKING BEYOND EXPECTATIONS

FBIZ Strategic Plan 2019-2023

Objective

First Business will excel by building the best team that works together to impact our clients' success more than any other financial partner.

FBIZ Strategic Plan 2019-2023

4 Strategies Designed to Navigate the Company over the Next 5 Years

strategy 1

TALENT

Identify, attract, develop, and retain high-performing talent to positively impact the overall performance and efficiency of the Company

strategy 2

EFFICIENCY

Increase internal efficiencies, deliver a differentiated client experience and drive client experience utilizing technology where possible

strategy 3

DEPOSITS

Diversify and grow deposit base

strategy 4

PERFORMANCE

Optimize business lines and mix for diversification and performance

FBIZ Strategic Plan 2019-2023

How Will We Define Success?

- RETURN ON EQUITY ≥ **13.50%**
- RETURN ON ASSETS ≥ **1.15%**
- TOP LINE REVENUE GROWTH ≥ **10% PER YEAR**
- IN-MARKET DEPOSITS TO TOTAL BANK FUNDING ≥ **70%**
- EMPLOYEE ENGAGEMENT SURVEY RESULTS > **80%** AND SURVEY PARTICIPATION ≥ **70%**
- CLIENT SATISFACTION SURVEY RESULTS ≥ **90%**

DELIVER **ABOVE AVERAGE** TOTAL SHAREHOLDER RETURN

FBIZ Strategic Plan 2019-2023

Cascade Plan Throughout the Company



CORPORATE PLAN
ENTITY LEVEL PLAN
SUPPORT AREA PLAN
STRATEGIES
& GOALS

The purpose of cascading is to link the strategies across business lines and support areas, achieving unparalleled alignment with ALL employees.

FINANCIAL PERFORMANCE

Net Interest Margin


Annual Trend
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
2014
2015
2016
2017
2018
Net Interest Margin
Long-Term Goal

3Q19 impacted by 7 basis points due to one-time costs associated with the decision to exercise call options on sub debt and brokered CDs.


Quarterly Trend
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
3Q18
4Q18
1Q19
2Q19
3Q19
Net Interest Margin
Long-Term Goal

Source: S&P Global Market Intelligence.

Fee Income Ratio


Annual Trend
30%
25%
20%
15%
10%
5%
0%
2014
2015
2016
2017
2018
Fee Income Ratio
Long-Term Goal


Quarterly Trend
30%
25%
20%
15%
10%
5%
0%
3Q18
4Q18
1Q19
2Q19
3Q19
Fee Income Ratio
Long-Term Goal

Source: S&P Global Market Intelligence. Fee Income Ratio is defined as total non-interest income divided by total top line revenue.

Efficiency Ratio


Annual Trend
74%
70%
66%
62%
58%
54%
50%
2014
2015
2016
2017
2018
Efficiency Ratio
Long-Term Operating Range


Quarterly Trend
74%
70%
66%
62%
58%
54%
50%
3Q18
4Q18
1Q19
2Q19
3Q19
Efficiency Ratio
Long-Term Operating Range

Source: S&P Global Market Intelligence. Efficiency ratio is a non-GAAP measure defined as total operating expense divided by total operating revenue. See appendix for non-GAAP reconciliation schedule.

In-Market Deposits / Total Bank Funding

Annual Trend


100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
2014
2015
2016
2017
2018
Transaction Accounts
Non-Transaction Accounts
Bank Wholesale Funding
Target Operating Range

Quarterly Trend


100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
3Q18
4Q18
1Q19
2Q19
3Q19
Transaction Accounts
Non-Transaction Accounts
Bank Wholesale Funding
Target Operating Range

Note: In-Market Deposits represents transaction accounts plus non-transaction accounts. Total Bank Funding represents total deposits plus FHLB advances. Target Operating Range defined as 60%-75% of in-market deposits as a percentage of total bank funding.

Annualized Net Charge-Offs / Average Loans



Annual Trend
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
FBIZ
U.S. Commercial Banks $1B-$3B

3Q19 includes legacy SBA loan charge-offs, offset by a reduction in previously established specific reserves



Quarterly Trend
0.8%
0.6%
0.4%
0.2%
0.0%
-0.2%
3Q18
4Q18
1Q19
2Q19
3Q19
FBIZ
U.S. Commercial Banks $1B-$3B

Source: S&P Global Market Intelligence.

Return on Average Assets


Annual Trend
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
2014
2015
2016
2017
2018
ROAA
Long-Term Goal


Quarterly Trend
1.60%
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
3Q18
4Q18
1Q19
2Q19
3Q19
ROAA
Long-Term Goal

Source: S&P Global Market Intelligence.

Return on Average Equity


Annual Trend
16.00%
14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
2014
2015
2016
2017
2018
ROAE
Long-Term Goal


Quarterly Trend
16.00%
14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
3Q18
4Q18
1Q19
2Q19
3Q19
ROAE
Long-Term Goal

Source: S&P Global Market Intelligence.

Top Line Revenue Growth


Acquisition completed November 2014.
Annual Trend
40%
30%
20%
10%
0%
-10%
-20%
2014
2015
2016
2017
2018
U.S. Commercial Banks $1B-$3B
FBIZ


Quarterly Trend
3Q19 impacted by one-time costs totaling $308,000 related to the decision to exercise call options on sub debt and brokered CDs
20%
15%
10%
5%
0%
-5%
3Q18
4Q18
1Q19
2Q19
3Q19
U.S. Commercial Banks $1B-$3B
FBIZ

Source: S&P Global Market Intelligence. Quarterly Trend represents year-over-year top line revenue growth. Top Line Revenue is defined as total non-interest income plus total net interest income.

Loan and Deposit Composition


Total Gross Loans & Leases
30%
29%
13%
13%
6%
3%
2%
2%
2%
C&I
CRE NOO
CRE OO
Multi-Family
Construction
Land Development
1-4 Family
Consumer & Other
Direct Financing Leases


Total Deposits
45%
19%
14%
12%
10%
Money Market Accounts
NIB Transaction Accounts
IB Transaction Accounts
Wholesale deposits
In-Market CDs

Note: Period-end balances as of September 30, 2019.

Efficient Funding Strategy

Mitigates Interest Rate Risk

- Leverage commercial relationships to attract in-market transaction deposits
- Maintain bank wholesale funding[1] within Board-monitored limits
  - Match-funding fixed-rate term loans with Bank wholesale funding locks in interest rate spread
  - WAOM[2] = 5.33 years
  - Long-term Bank wholesale funding more reasonably priced than some in-market CD rates
  - Limited depositor put rights
  - As of 9/30/19, contingent funding plan utilizing on-balance-sheet liquidity could replace more than two years of Bank wholesale funding maturities, if necessary
  - Targeted operating range of in-market deposits to total Bank funds[3] is 60%-75%
  - Increased client use of commercial loan interest rate swaps to obtain long-term fixed rate financing has reduced reliance on match-funding through wholesale market to reduce interest rate risk



Bank Funding Sources
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
3Q18
4Q18
1Q19
2Q19
3Q19
In-Market Deposits
Wholesale Deposits
FHLB Advances
Target Operating Range

Note: Represents quarterly average data.
1. Bank wholesale funds defined as brokered CDs, Qwickrate CDs and FHLB advances.
2. Weighted average original maturity of bank wholesale funds outstanding as of September 30, 2019.
3. Total bank funds defined as in-market deposits plus bank wholesale funds.

APPENDIX

SUPPLEMENTAL DATA & NON-GAAP RECONCILIATIONS

BANKING **BEYOND** EXPECTATIONS

COMMERCIAL BANKING
PRODUCTS & SERVICES

BANKING **BEYOND** EXPECTATIONS

Commercial Lending

Superior talent with business expertise building relationships in Midwest geographic footprint

Product Profile

- Target small- to medium-sized companies in our Wisconsin, Kansas, and Missouri markets
- Lines of credit and term loans focused on businesses with annual sales of up to $75.0 million



Portfolio Analysis
Millions
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
3Q18
4Q18
1Q19
2Q19
3Q19
CRE NOO
Other
C&I
CRE OO
Average Yield



Gross Revenue
Millions
$25
$20
$15
$10
$5
$0
3Q18
4Q18
1Q19
2Q19
3Q19
Interest Income
Fee Income

Note: Loan balances represent quarterly average data.

Treasury Management

Superior talent with business expertise building relationships in Midwest geographic footprint

Product Profile

- Target small- to medium-sized companies in our Wisconsin, Kansas, and Missouri markets
- Comprehensive services for commercial clients to manage their cash and liquidity, including lockbox, accounts receivable collection services, electronic payment solutions, fraud protection, information reporting, reconciliation, and data integration solutions


Funding Mix
Millions
$2,000
$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
3Q18
4Q18
1Q19
2Q19
3Q19
Non-Transaction Accounts
Transaction Accounts
Bank Wholesale Funding
Cost of Funds


Fee Revenue
Millions
$1.0
$0.9
$0.8
$0.7
$0.6
$0.5
3Q18
4Q18
1Q19
2Q19
3Q19

Note: Funding mix represents quarterly average balance data. Transaction Accounts include interest-bearing DDA, non-interest-bearing DDA and NOW accounts. Bank Wholesale Funding includes brokered deposits, deposits gathered through internet listing services and FHLB advances. Non-Transaction Accounts includes in-market CDs and money market accounts. "Cost of Funds" is a non-GAAP measure. See appendix for non-GAAP reconciliation schedules.

Asset-Based Lending

High-yielding, counter-cyclical product complements conventional commercial lending

Product Profile

- Target medium-sized companies nationwide
- Primarily provide revolving lines of credit and term loans for leveraged buyouts, capital expenditures, working capital, bank debt refinancing, debt restructuring, corporate turnaround strategies and debtor-in-possession financing in the course of bankruptcy proceedings or the exit therefrom
- Positioned to provide cost-effective financing solutions to companies who do not have the established stable cash flows necessary to qualify for traditional commercial lending products
- Financings generally range between $1.0 million and $10.0 million with terms of 24 to 60 months



Portfolio Analysis
$200
$175
$150
$125
$100
$75
$50
$25
$0
Millions
16.00%
14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
3Q18
4Q18
1Q19
2Q19
3Q19
Average Gross Loans
Average Yield



Gross Revenue
$6
$5
$4
$3
$2
$1
$0
Millions
3Q18
4Q18
1Q19
2Q19
3Q19
Interest Income
Fees in Lieu of Interest
Fee Income

Note: Loan balances represent quarterly average data.

Receivable Financing

High-yielding, counter-cyclical product complements conventional commercial lending

Product Profile

- Target small- to medium-sized companies nationwide
- Primarily provide funding to clients by purchasing accounts receivable on a full recourse basis
- Positioned to provide competitive rates to clients starting up, seeking growth, and needing cash flow support, or who are experiencing financial issues
- Similar to asset-based lending, receivable financing typically generates higher yields than conventional commercial lending and complements our conventional commercial portfolio


Portfolio Analysis
Millions
$28
$26
$24
$22
$20
$18
$16
$14
$12
$10
$8
$6
$4
$2
$0
20.00%
15.00%
10.00%
5.00%
0.00%
3Q18
4Q18
1Q19
2Q19
3Q19
Average NFE
Average Yield

Note: Average Net Funds Employed balances represent quarterly average data.


Gross Revenue
Millions
$1.0
$0.8
$0.6
$0.4
$0.2
$0.0
3Q18
4Q18
1Q19
2Q19
3Q19
Interest Income
Fees in Lieu of Interest

Equipment Financing

Aligned with the equipment loan and lease needs of our niche client base

Product Profile

- Includes broad range of equipment finance products to address the financing needs of commercial clients in a variety of industries
- Focus includes manufacturing equipment, industrial assets, construction, and transportation equipment, and a wide variety of other commercial equipment
- Financings generally range between $250,000 and $5.0 million with terms of 36 to 84 months (Vendor Finance Program financings are generally < $250,000)



Portfolio Analysis
Millions
$80
$70
$60
$50
$40
$30
$20
$10
$0
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
3Q18
4Q18
1Q19
2Q19
3Q19
Average Gross Loans & Leases
Average Yield

Note: Loan and lease balances represent quarterly average data.



Gross Revenue
2Q19 includes $500,000 in gains on end-of-term buyout agreements
Millions
$1.6
$1.4
$1.2
$1.0
$0.8
$0.6
$0.4
$0.2
$0.0
3Q18
4Q18
1Q19
2Q19
3Q19
Interest Income
Fee Income

Trust / Private Wealth

Wealth management services for businesses, executives, and high net worth individuals

Product Profile

- Fiduciary and investment manager for individual and corporate clients, creating, and executing asset allocation strategies tailored to each client's unique situation
- Full fiduciary powers and offers trust, estate, financial planning, and investment services, acting in a trustee or agent capacity as well as Employee Benefit/Retirement Plan services
- Also includes brokerage and custody-only services, for which we administer and safeguard assets but do not provide investment advice



Assets Under Management & Administration
Millions
$2,500
$2,000
$1,500
$1,000
$500
$0
3Q18
4Q18
1Q19
2Q19
3Q19
Private Wealth
Employee Benefits
Other



Fee Revenue
Millions
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
3Q18
4Q18
1Q19
2Q19
3Q19

Note: Total Assets Under Management & Administration represent period-end balances.

SBA Lending & Servicing

Full client acquisition strategy for small businesses

Product Profile

- Primarily originate variable rate term loans through the 7(a) program which typically provides a guaranty of 75% of principal and interest
- Product offering is designed to generate new business opportunities by meeting the needs of clients whose borrowing needs cannot be met with conventional bank loans
- Sources of revenue include interest income on the retained portion of loan, gain on sale of the guaranteed portion of loan, loan packaging fee income, and loan servicing fee income



Portfolio Analysis
Millions
$200
$175
$150
$125
$100
$75
$50
$25
$0
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
3Q18
4Q18
1Q19
2Q19
3Q19
Total Retained
Total Sold
Average Yield

Note: Total Retained and Total Sold represent period-end balances.



Gross Revenue
Millions
$2.0
$1.5
$1.0
$0.5
$0.0
3Q18
4Q18
1Q19
2Q19
3Q19
Interest Income
Gain on Sale
Servicing Fees
Packaging Fees

NON-GAAP
RECONCILIATIONS

BANKING **BEYOND** EXPECTATIONS

Efficiency Ratio

Non-GAAP Reconciliation

"Efficiency Ratio" is a non-GAAP measure representing non-interest expense excluding the effects of the SBA recourse provision, impairment of tax credit investments, losses or gains on foreclosed properties, amortization of other intangible assets, and other discrete items, if any, divided by operating revenue, which is equal to net interest income plus non-interest income less realized gains or losses on securities, if any. We believe the efficiency ratio allows investors and analysts to better assess the Company's operating expenses in relation to its top line revenue by removing the volatility that is associated with certain one-time and other discrete items. The information provided below reconciles the efficiency ratio to its most comparable GAAP measure.

(Unaudited)	For the Three Months Ended				
(Dollars in thousands)	September 30, 2018	December 31, 2018	March 31, 2019	June 30, 2019	September 30, 2019
Non-interest expense	$ 15,746	$ 18,244	$ 17,742	$ 17,464	$ 14,716
Net (loss) gain on foreclosed properties	(30)	(337)	—	21	(262)
Amortization of other intangible assets	(12)	(11)	(11)	(11)	(11)
SBA recourse (provision) benefit	(314)	(1,795)	(481)	(113)	427
Tax credit investment (impairment) recovery	(113)	(1,529)	(2,014)	(2,088)	120
Total operating expense	$ 15,277	$ 14,572	$ 15,236	$ 15,273	$ 14,990
Net interest income	$ 17,094	$ 17,115	$ 17,754	$ 16,852	$ 16,776
Non-interest income	4,871	4,648	4,638	5,805	5,792
Net loss on sale of securities	—	4	—	1	4
Total operating revenue	$ 21,965	$ 21,767	$ 22,392	$ 22,658	$ 22,572
Efficiency ratio	69.55%	66.95%	68.04%	67.41%	66.41%

Cost of Funds

Non-GAAP Reconciliation

"Cost of Funds" is defined as total interest expense on deposits and FHLB advances divided by the sum of total average deposits and total average FHLB advances. We believe that this measure is important to many investors in the marketplace who are interested in the trends in our bank funding costs. The information provided below reconciles the cost of funds to its most comparable GAAP measure.

(Unaudited)	For the Three Months Ended				
(Dollars in thousands)	September 30, 2018	December 31, 2018	March 31, 2019	June 30, 2019	September 30, 2019
Interest expense on total interest-bearing deposits	$ 4,232	$ 5,263	$ 5,796	$ 6,258	$ 6,006
Interest expense on FHLB advances	1,546	1,454	1,444	1,511	1,673
Total interest expense on deposits and FHLB advances	$ 5,778	$ 6,717	$ 7,240	$ 7,769	$ 7,679
Average interest-bearing deposits	$ 1,152,843	$ 1,187,932	$ 1,198,483	$ 1,243,269	$ 1,225,878
Average non-interest-bearing deposits	239,594	257,320	257,222	254,177	283,675
Average FHLB advances	292,465	264,043	267,989	266,137	307,060
Total average deposits and total average FHLB advances	$ 1,684,902	$ 1,709,295	$ 1,723,694	$ 1,763,583	$ 1,816,613
Cost of funds	1.37%	1.57%	1.68%	1.76%	1.69%

Pure Net Interest Income

Non-GAAP Reconciliation

"Pure Net Interest Income" is defined as net interest income less fees in lieu of interest. "Fees in Lieu of Interest" is defined as prepayment fees, asset-based loan fees, and non-accrual interest. We believe that this measure is important to many investors in the marketplace who are interested in the trends in our net interest margin. In compliance with applicable rules of the SEC, this non-GAAP measure is reconciled to net interest income, which is the most directly comparable GAAP financial measure.

(Unaudited)	For the Three Months Ended								
(Dollars in Thousands)	September 30, 2017	December 31, 2017	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018	March 31, 2019	June 30, 2019	September 30, 2019
Net interest income	$ 14,883	$ 15,358	$ 16,202	$ 16,931	$ 17,094	$ 17,115	$ 17,754	$ 16,852	$ 16,776
Less fees in lieu of interest	375	1,080	956	1,427	1,429	1,398	2,222	1,165	1,063
Pure net interest income (non-GAAP)	$ 14,508	$ 14,278	$ 15,246	$ 15,504	$ 15,665	$ 15,717	$ 15,532	$ 15,687	$ 15,713

Net Operating Income

Non-GAAP Reconciliation

Net Operating Income is a non-GAAP financial measure. We believe net operating income allows investors to better assess the Company's operating expenses in relation to its top line revenue by removing the volatility that is associated with certain one-time and other discrete items. In compliance with applicable rules of the SEC, this non-GAAP measure is reconciled to net income, which is the most directly comparable GAAP financial measure.

(Unaudited)	For the Three Months Ended								
(Dollars in thousands)	September 30, 2017	December 31, 2017	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018	March 31, 2019	June 30, 2019	September 30, 2019
Net income	$ 2,584	$ 4,037	$ 3,649	$ 3,289	$ 5,301	$ 4,064	$ 5,899	$ 6,572	$ 5,085
Less income tax (expense) benefit	(936)	486	(837)	(578)	(1,464)	1,528	1,298	595	(1,418)
Less provision for loan and lease losses	(1,471)	(473)	(2,476)	(2,579)	546	(983)	(49)	784	(1,349)
Income before taxes and provision for loan and lease losses (non-GAAP)	4,991	4,024	6,962	6,446	6,219	3,519	4,650	5,193	7,852
Less non-operating income									
Net (loss) gain on sale of securities	5	(409)	—	—	—	(4)	—	—	(4)
Total non-operating income (non-GAAP)	5	(409)	—	—	—	(4)	—	—	(4)
Less non-operating expense									
Net (gain) loss on foreclosed properties	—	(143)	—	—	30	337	—	(21)	262
Amortization of other intangible assets	14	13	12	12	12	11	11	11	11
SBA recourse provision (benefit)	1,315	145	(295)	99	314	1,795	481	113	(427)
Tax credit investment impairment (recovery)	112	2,447	113	329	113	1,529	2,014	2,088	(120)
Deconversion fees	—	199	—	—	—	—	—	—	—
Total non-operating expense (non-GAAP)	1,441	2,661	(170)	440	469	3,672	2,506	2,191	(274)
Add net tax credit benefit (non-GAAP)	6	594	(316)	35	6	769	852	466	98
Net operating income	$ 6,433	$ 7,688	$ 6,476	$ 6,921	$ 6,694	$ 7,964	$ 8,008	$ 7,850	$ 7,680

First Business

BANKING **BEYOND** EXPECTATIONS